      As filed with the Securities and Exchange Commission on July 22, 2004

================================================================================

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement

                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant X
Filed by a Party other than the Registrant [_] Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
X    Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                     GE Private Asset Management Funds, Inc.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                    -----------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
X   No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
[_] (1)  Title of each class of securities to which transaction applies:

[_]      --------------------------------------------------------------------
[_] (2)  Aggregate number of securities to which transaction applies:

[_]      --------------------------------------------------------------------
[_] (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         --------------------------------------------------------------------
[_] (4)  Proposed maximum aggregate value of transaction:

         --------------------------------------------------------------------
[_] (5)  Total fee paid:

         --------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

         ----------------------------------------------
    (2)  Form, Schedule or Registration Statement No.:

         ----------------------------------------------
    (3)  Filing Party:

         ----------------------------------------------
    (4)  Date Filed:

                      [LOGO]  GE Private Asset Management

------------------------------------------

                             15233 Ventura Blvd., Fifth Floor
                             Sherman Oaks, CA 91403

                             818 263-0003, Fax: 818 788-3954

                                 July 16, 2004

Dear GE Contra Fund Shareholder:

   The enclosed proxy statement for the GE Contra Fund contains important information about changes the Fund's Board of Directors recommend for the Fund. Please read the enclosed proxy materials, consider the information and vote on the proposals. We encourage you to complete and mail your proxy card promptly because the Annual Meeting of Shareholders will be held on August 24, 2004. Every shareholder vote is important.

   The Board of Directors of the Company has unanimously approved these recommendations and believes they are in the best interests of the Fund and its shareholders. The Directors recommend that you vote in favor of each of the proposals in the proxy statement.

   Thank you for your response and for your continued investment with GE Private Asset Management and in the GE Contra Fund.

                                  Sincerely,

                                     /s/ Michael J. Cosgrove

                                  Michael J. Cosgrove
                                  Chairman
                                  GE Private Asset Management
                                  Funds, Inc.

                    GE PRIVATE ASSET MANAGEMENT FUNDS, INC.
                     15233 Ventura Boulevard, Fifth Floor
                          Sherman Oaks, CA 91403-2224
                                (800) 238-0810

                               -----------------

                   Notice of Annual Meeting of Shareholders
                                      of
                                GE Contra Fund

                               -----------------

                          To Be Held August 24, 2004

To the Shareholders of the GE Contra Fund:

   The annual meeting of shareholders of the GE Contra Fund (the "Fund"), a series of GE Private Asset Management Funds, Inc., a Maryland corporation (the "Company"), will be held at the offices of the Company, 15233 Ventura Boulevard, Fifth Floor, Sherman Oaks, California 91403-2224 on August 24, 2004, at 10:00 a.m., local time (the "Meeting"). At the Meeting, shareholders will be asked to:

      1. Vote upon the election of three Directors, as described in Proposal 1 of the attached proxy statement;

      2. Vote upon the approval of an amendment to the Company's charter to effect a 100 for 1 reverse split of the Fund's common stock and the related adjustment to the par value per share of the combined shares, as described in Proposal 2 of the attached proxy statement;

      3. Vote upon the approval of an Amended and Restated Investment Management Agreement with GE Private Asset Management, Inc., the current investment adviser to the Fund, as described in Proposal 3 of the attached proxy statement;

      4. Vote upon the approval of a proposal to permit GE Private Asset Management, Inc., to hire and terminate sub-advisers or modify subadvisory agreements without shareholder approval, as described in Proposal 4 of the attached proxy statement;

      5. Transact such other business as may properly come before the Meeting or any adjournments thereof.

   Only shareholders of record at the close of business on July 1, 2004 (the "Record Date"), will be entitled to receive this notice and to vote at the Meeting.

                                By Order of the Board of Directors,

                                   /s/ Regina M. Fink

                                Regina M. Fink
                                Secretary

                 Your vote is important regardless of how many
                     shares you owned on the Record Date.

                               -----------------

Please vote on the enclosed proxy form, date and sign it, and return it in the pre-addressed envelope provided. No postage is necessary if mailed in the United States. You also may vote by Internet or by telephone following the instructions on the enclosed proxy card. In order to avoid the additional expense and disruption of further solicitation, we request your cooperation in voting promptly.

                    GE PRIVATE ASSET MANAGEMENT FUNDS, INC.

                                GE CONTRA FUND

                    FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 24, 2004

                               -----------------

                                PROXY STATEMENT

                               -----------------

   Proxies are being solicited by the Board of Directors (the "Board of Directors") of GE Private Asset Management Funds, Inc. (the "Company") for voting at the annual meeting of shareholders of the GE Contra Fund (the "Fund"), the only outstanding series of the Company, to be held at 10:00 a.m. (local time) on August 24, 2004, at 15233 Ventura Boulevard, Fifth Floor, Sherman Oaks, CA 91403-2224, and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement was first mailed to shareholders on or about July 16, 2004. Because the Fund is the only outstanding series of the Company, all references to the "Fund" in this proxy statement include the "Company."

   The Board of Directors has fixed the close of business on July 1, 2004 as the record date (the "Record Date") for determining holders of the Fund's shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, the Fund had 141,186,165 shares outstanding.

   Each share of the Fund is entitled to one vote on each Proposal and on each other matter that it is entitled to vote upon at the Meeting. Each valid proxy that we receive will be voted in accordance with your instructions and, as the persons named in the proxy determine, on such other business as may come before the Meeting. If no instructions are given on an executed proxy that has been returned to us, that proxy will be voted FOR each Proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company or by voting in person at the Meeting.

   The presence, in person or by proxy, of shareholders entitled to cast one-third of the votes entitled to be cast at the Meeting will constitute a quorum for the conduct of business. Proposal 1 will require the affirmative vote of a plurality of all votes cast at the Meeting. Proposal 2 will require the affirmative vote of a majority of the total number of votes entitled to be cast on Proposal 2. Approval of each of Proposals 3 and 4 will require the affirmative vote of the lesser of (i) 67% of the shares represented at the Meeting if more than 50% of the outstanding shares is represented, or (ii) shares representing more than 50% of the Fund's outstanding shares. The shareholders may adjourn the Meeting to another date and time by the affirmative vote of a majority of votes cast on the matter, whether or not a quorum is present, and the meeting may be held on the new date and time up to 120 days from the Record Date with no other notice other than the announcement of the new date and time at the Meeting. The persons named in the proxy will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any Proposal. If the adjournment requires setting a new record date or the adjournment is for more than 120 days from the Record Date (in which case the Board of Directors will set a new record date), the Company will give notice of the adjourned meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

   Proxies may be voted by mail or electronically by Internet or telephone. If voted electronically, the Fund or its agent will use reasonable procedures (such as requiring an identification number) to verify the authenticity of the vote cast. Each shareholder who casts an electronic vote also will be able to validate that his or her vote was received correctly.

   All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of each Proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that Proposal. With respect to Proposals 1 and 2, abstention and broker non-votes will have no effect. Abstentions and broker non-votes effectively result in a vote "against" Proposals 3 and 4. The Board of Directors recommends that you vote in favor of each Proposal.

   The cost of soliciting proxies, to the extent they are incurred in connection with Proposals 3 and 4, will be borne by GE Private Asset Management, Inc. ("GEPAM"), the investment adviser to the Fund. Costs that are not related to these Proposals will be borne by the Fund. GEPAM has hired Alamo Direct Mail Services, Inc., at an anticipated cost of approximately $10,000, to solicit proxies from brokers, banks, other institutional holders and individual shareholders. In addition to solicitation by mail, some officers and employees of GEPAM and its affiliates, without extra compensation, may conduct additional solicitations by telephone, facsimile and personal interviews. It is expected that this proxy statement will first be mailed to shareholders on or about July
  , 2004.

   As of the Record Date, GE Financial Trust Company, 3200 North Central Avenue, 6th Floor, Dept. 612, Phoenix, Arizona 85012, owned of record 100% of the outstanding shares of the Fund. GEPAM has investment and voting discretion with respect to those shares, but is seeking voting instructions from the underlying beneficial owners of those shares (who are GEPAM's advisory clients) because of the conflict of interest GEPAM has in voting for these proposals. GEPAM will vote the shares according to the instructions it receives. GEPAM will vote shares with respect to which it does not receive instructions from underlying beneficial owners in the same proportion as those shares for which it does receive instructions. This is also known as "mirror voting" or "echo voting."

   As of July 1, 2004, and except through their official positions with GEPAM, the officers and Directors did not own either individually or collectively, more than 1% of the outstanding shares of the Fund.

                                  PROPOSAL 1
                          ELECTION OF THREE DIRECTORS

Q: Why is the Fund seeking to elect three Directors?
   Meetings of the Board of Directors typically are held at the offices of the Fund's adviser. GEPAM's offices are in Sherman Oaks, Los Angeles County, California. Having Independent Directors who reside in California will more easily allow for the Directors and adviser employees to routinely attend meetings in person at the adviser's offices. The three current Independent Directors, John R. Constantino, William J. Lucas and Robert P. Quinn, will resign as Independent Directors of the Company immediately prior to the first meeting of the Board of Directors following the election of their successors.

Q: How are nominees selected?

   The Board of Directors has a Nominating Committee (the "Committee") consisting of every Director who is not an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Directors who are not interested persons of the Fund are referred to in the proxy statement as the "Independent Directors" and Directors who are interested persons of the Fund are referred to as the "Interested Directors." The Committee is responsible for selecting candidates to serve as Directors and recommending such candidates (a) for selection and nomination as Independent Directors by the incumbent Independent Directors and the full Board of Directors; and (b) for selection and nomination as Interested Directors by the full Board of Directors. In considering a candidate's qualifications, the Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Committee has established as minimum qualifications for Board membership as an Independent Director (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act, (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate has no material competing relationship as a director, trustee, or officer of any investment company other than those affiliated with the Fund.

   When the Board of Directors has or expects to have a vacancy, the Committee receives and reviews information on individuals qualified to be recommended to the full Board of Directors as nominees for election as Directors, including any recommendations by shareholders. Such individuals are evaluated based upon the criteria described above. To date, the Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Committee, however, will review shareholders' recommendations to fill vacancies on the Board of Directors if these recommendations are submitted in writing and addressed to the Committee at the Fund's offices.

Q: How long would the nominees serve?

   Shareholders will vote at the Meeting to elect three Directors of the Company. Each Director so elected will hold office from the date of the next meeting of the Board of Directors until the next meeting of shareholders and until his successor is elected and qualifies, or until his term as Director is terminated as provided in the Company's charter (the "Charter"). The Company's Bylaws provide that it will not be required to hold meetings of shareholders if the election of Directors is not required under the 1940 Act. It is the present intention of the Board of Directors not to hold annual meetings of shareholders unless such shareholder action is required. Accordingly, Directors elected at the Meeting will hold office until the Fund is required by law to hold an election of Directors and successor Directors are elected and qualify.

   As nominees for election to the Board of Directors, the persons named below have consented to be named in this Proxy Statement and to serve as Directors if elected. None of the members of the Board of Directors has any reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such other persons as the Board of Directors may recommend.

Q: Who are the nominees and current Directors and officers?

   The names, ages, business experience and certain other affiliations during the past five years of the nominees for the Board of Directors are set forth below:

   Name: John A. Fibiger
   Age: 72
   Address: c/o GE Private Asset Management Funds, Inc., 15233 Ventura Blvd., Sherman Oaks, California 91403
   Position: Independent Director
   Principal Occupation for Last Five Years: Retired; Former Chairman and President of Transamerica Life Companies, Los Angeles, California
   Other Directorships Held: Member of Board of Advisors, The Menninger Foundation; Life Trustee, Museum of Science, Boston, Massachusetts

   Name: Dwight M. Jaffee
   Age: 61
   Address: c/o GE Private Asset Management Funds, Inc., 15233 Ventura Blvd., Sherman Oaks, California 91403
   Position: Independent Director
   Principal Occupation for Last Five Years: Professor of Finance and Real Estate and Willis H. Booth Professorship in Banking and Finance II, Walter
   A. Haas School of Business University of California, Berkeley
   Other Directorships Held: Co-Chairman, Fisher Center for Real Estate & Urban Economics and Director, Berkeley-St. Petersburg School of Management
   Program, Walter A. Haas School of Business University of California, Berkeley

   Name: Douglas A. Paul
   Age: 57
   Address: c/o GE Private Asset Management Funds, Inc., 15233 Ventura Blvd., Sherman Oaks, California 91403
   Position: Independent Director
   Principal Occupation for Last Five Years: Partner, Kirkpatrick & Lockhart LLP, 2000-2002 (law firm); Director of Compliance, Associate General Counsel, Vice President, American Century Investments, 1995-2000 (investment advisory firm)
   Other Directorships Held: Independent Director of Capital Bank and Trust Company, a federal savings bank affiliated with The Capital Group Companies, Inc.

   The names of the current Directors and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below.

                                                                  Number of
                                                                  Investment
                                   Term of                        Companies
                                   Office*                         in Fund
                                     and                           Complex        Other
                       Position(s) Length        Principal         Overseen   Directorships
                        Held with  of Time     Occupation(s)          by         Held by
Name, Address, and Age    Fund     Served   During Past 5 Years    Director     Director
---------------------- ----------- ------- ---------------------- ---------- ----------------

Independent Directors:

 John R. Costantino...  Director    Since  Managing Director of       44     GE Funds; GE
 GE Asset Management                2001   Walden Partners, Ltd.             Institutional
 ("GEAM")                                                                    Funds; GE
 3003 Summer Street                                                          LifeStyle Funds;
 Stamford, CT 06905                                                          GE Investments
 Age 57                                                                      Funds, Inc.

 William J. Lucas.....  Director    Since  Vice President and         44     GE Funds; GE
 GEAM                               2001   Treasurer of Fairfield            Institutional
 3003 Summer Street                        University                        Funds; GE
 Stamford, CT 06905                                                          LifeStyle Funds;
 Age 56                                                                      GE Investments
                                                                             Funds, Inc.

 Robert P. Quinn......  Director    Since  Retired                    44     GP Financial
 GEAM                               2001                                     Corp., holding
 3003 Summer Street                                                          company; The
 Stamford, CT 06905                                                          Greenpoint
 Age 67                                                                      Savings Bank;
                                                                             GE Funds; GE
                                                                             Institutional
                                                                             Funds; GE
                                                                             LifeStyle Funds;
                                                                             GE Investments
                                                                             Funds, Inc.

                                                                 Number of
                                                                 Investment
                                   Term of                       Companies
                                   Office*                        in Fund
                                     and                          Complex        Other
                       Position(s) Length        Principal        Overseen   Directorships
                        Held with  of Time     Occupation(s)         by         Held by
Name, Address, and Age    Fund     Served   During Past 5 Years   Director     Director
---------------------- ----------- ------- --------------------- ---------- ----------------
Interested Director:
Michael J. Cosgrove**.  Chairman    Since  President of GE Asset     51     Chairman and
GEAM                                2001   Management Services              Chief Executive
3003 Summer Street                         division of GE                   Officer of GE
Stamford, CT 06905                         Financial Assurance              Retirement
Age 54                                     Holdings, Inc., an               Services, Inc.;
                                           indirect wholly-owned            Chairman and
                                           subsidiary of General            President of GE
                                           Electric Company                 Funds, GE
                                           ("GE"); Vice                     Institutional
                                           President of GE                  Funds, GE
                                           Capital Corporation,             LifeStyle Funds
                                           an indirect wholly-              and GE
                                           owned subsidiary of              Investments
                                           GE; Executive Vice               Funds, Inc.;
                                           President of Mutual              Trustee of Elfun
                                           Funds of GEAM, a                 Diversified
                                           wholly-owned                     Fund, Elfun
                                           subsidiary of GE that            Income Fund,
                                           is registered as an              Elfun
                                           investment adviser               International
                                           under the Investment             Equity Fund,
                                           Advisers Act of 1940,            Elfun Money
                                           as amended; Director             Market Fund,
                                           of GEAM; Chief                   Elfun Tax-
                                           Executive Officer of             Exempt Income
                                           the Fund from 2001-              Fund, Elfun
                                           2002                             Trusts, GE
                                                                            Savings &
                                                                            Security Funds
                                                                            and GE Pension
                                                                            Trust; Director
                                                                            of GEPAM,
                                                                            Centurion
                                                                            Capital Group
                                                                            Inc., GE
                                                                            Financial Trust
                                                                            Company, and
                                                                            Centurion
                                                                            Financial
                                                                            Advisers Inc.,

--------
* Each Director and officer serves until his or her respective successor has been duly elected and qualified.
** Mr. Cosgrove is an Interested Director because he is an officer of GE
   Financial and certain of its affiliates.

                                   Term of
                                   Office*
                                     and
                       Position(s) Length
                        Held with  of Time          Principal Occupation(s)
Name, Address, and Age    Fund     Served             During Past 5 Years
---------------------- ----------- ------- -----------------------------------------

Executive Officers:

Gurinder S. Ahluwalia.  President   Since  President and CEO of GEPAM since
GEPAM                               2004   1/2004; Senior VP of GE Financial
15233 Ventura Blvd.                        Assurance 2002-2004; Chief Risk Officer
Sherman Oaks, CA 91403                     at GE Edison Life in Japan 2000-2002;
Age 39                                     VP Quality at GEFA Direct 1997-2000

Thomas Rose...........  Treasurer   Since  Vice President of GEPAM; Vice
GEPAM                               2003   President of GEPAM since 10/2002;
15233 Ventura Blvd.                        Vice President, Operations Planning and
Sherman Oaks, CA 91403                     Analysis, GE Financial Advisers, Inc.
Age 42                                     from 1/2002 to 10/2002; Director,
                                           Operations, GE Financial Advisers, Inc.
                                           from 1/2001 to 12/2001; Director, e-
                                           Business, GE Financial Advisers, Inc.
                                           from 8/2000 to 12/2000; Vice President,
                                           Quality, GE Client Business Services,
                                           Inc. from 7/1999 to 7/2000

Regina M. Fink........  Secretary   Since  Vice President, Sr. Counsel and Secretary
GEPAM                   and         2004   of GEPAM since 5/02; Counsel at
15233 Ventura Blvd.     Vice Pres          Transamerica Occidental Life Insurance
Sherman Oaks, CA 91403                     Company 1993-2002
Age 48

Additional Information about the Board of Directors

   For the fiscal year ended September 30, 2003, the Board of Directors met four times, and the Nominating Committee met one time.

   The Directors have established procedures whereby shareholders may bring matters to the attention of the Board of Directors. To communicate with the Board of Directors or to request a copy of those procedures, please send your correspondence to: Board of Directors, GE Contra Fund, 15233 Ventura Boulevard, Fifth Floor, Sherman Oaks, CA 91403-2224.

   In addition to the Nominating Committee, the Board of Directors has an Audit Committee, which is likewise composed of all of the Independent Directors. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. The Audit Committee oversees the scope of the Fund's audits, the Fund's accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the Company for their ratification, the selection, appointment, retention or termination of the Company's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent auditors and all permissible non-audit services provided by the Company's independent auditors to the manager and affiliated service providers if the engagement relates directly to the Fund's operations and financial reporting. During the Fund's most recent fiscal year, the Audit Committee met twice.

   As of the Record Date, none of the nominees or Independent Directors, or their immediate family members, owned beneficially or of record any securities in the investment adviser or principal underwriter of the Fund, or in a person (other that a registered investment company) directly or indirectly controlling, controlled by, or under common control with GEPAM or principal underwriter of the Fund.

   The following table shows the compensation paid by the Company and other GE Financial mutual funds to each Director during the Company's last fiscal year. The Company does not pay retirement benefits to its Directors and officers.

   No employee of GEPAM or any of its affiliates receives any compensation from the Company for acting as a Director or officer of the Company. Currently, each Independent Director receives an annual fee of $5,000 for services as Director and $1,000 for each in-person and $250 for each telephonic meeting of the Board of Directors attended by the Director and is reimbursed for expenses incurred in connection with attendance at Board meetings. For the fiscal year ended September 30, 2003, such expenses totaled $3,444.

   For the fiscal year ended September 30, 2003, the Directors were paid the following compensation as a director of the Company and as trustees of certain mutual funds advised by an affiliate of GEPAM./*/

                                                       Total
                                                    Compensation
                                                     From Fund
                                        Aggregate     and Fund
                                       Compensation Complex Paid
                   Name of Director     From Fund   to Directors
                   ----------------    ------------ ------------
                Michael J. Cosgrove(1)    $    0      $     0
                John R. Costantino(2).    $1,176      $70,750
                William J. Lucas(2)...    $1,134      $68,250
                Robert P. Quinn(2)....    $1,134      $68,250

--------
* The Fund does not share the same investment adviser or principal underwriter of such other mutual funds, and does not hold itself out to investors as a related fund for purposes of investment and investor services.

(1)As of September 30, 2003, Mr. Cosgrove served as a Director of twelve investment companies advised by GEPAM or its affiliates. He is considered to be an interested person of each investment company advised by GEPAM or its affiliates, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, serves as a Director thereof without compensation.
(2)As of September 30, 2003, Messrs. Costantino, Lucas and Quinn served as Directors of four investment companies advised by GEPAM or its affiliates and the compensation is for their services as Directors of these companies. As of September 30, 2003, Mr. Costantino also received a $2,500 annual fair valuation committee participation fee

   Listed below is a dollar range of securities of the Fund beneficially owned by each nominee and Director together with the aggregate dollar range of equity securities in all registered investment companies affiliated with the Fund and overseen by the Director as of December 31, 2003:

                                                  Aggregate Dollar Range of
                                                  Equity Securities in All
                                                    Registered Investment
                                 Dollar Range of    Companies Overseen by
                                Equity Securities   Director in Family of
    Name of Nominee or Director      in Fund        Investment Companies
    --------------------------- ----------------- -------------------------
        John A. Fibiger........        $0                    $0
        Dwight M. Jaffee.......        $0                    $0
        Douglas A. Paul........        $0                    $0
        Michael J Cosgrove.....        $0             $10,001-$50,000
        John R. Costantino.....        $0             $50,001-$100,000
        William J. Lucas.......        $0             $10,001-$50,000
        Robert P. Quinn........        $0                    $0

   The Board of Directors unanimously recommends that shareholders vote FOR each Nominee listed in Proposal 1 above to serve as a Director of the Fund.

                                  PROPOSAL 2

 AMENDMENT TO THE COMPANY'S CHARTER TO EFFECT A 100 FOR 1 REVERSE SPLIT OF THE OUTSTANDING SHARES OF STOCK OF THE FUND AND THE RELATED ADJUSTMENT TO THE PAR
                    VALUE PER SHARE OF THE COMBINED SHARES

Q: Why is the Fund proposing a reverse stock split?

   On July 1, 2004, the net asset value per share of the Fund was $0.16. As further described below, GEPAM and the Board of Directors believe that it is in the best interest of both the Fund and its shareholders to effect a reverse stock split of the Fund's shares in order to increase the net asset value per share. A low net asset value per share, particularly values below $1.00, is very unusual and can be confusing for shareholders and potential investors. Accordingly, the Board of Directors unanimously adopted resolutions approving and recommending that shareholders of the Fund authorize an amendment to the Company's Charter (the "Amendment"), to effect a 100 for 1 reverse split of the Fund's outstanding shares. A reverse stock split is a combination of a greater number of outstanding shares into a lesser number of outstanding shares. If the reverse split is approved, every 100 shares of the Fund's outstanding stock (as of the time that the Amendment becomes effective) will be combined into one share. The Amendment will also reduce (to its pre-reverse split level) the resulting increase in the par value per share of the combined outstanding shares. A copy of the Amendment is attached as Exhibit A. The effect of the reverse stock split would be to reduce the number of shares outstanding of the Fund while maintaining the Fund's and each shareholder's aggregate net asset value. The Board of Directors wishes to emphasize that the value of each shareholder's aggregate investment in the Fund will remain unchanged as a result of the proposed reverse stock split. It will have no effect on the authorized number of the Fund's shares, only its outstanding number.

   If approved by the shareholders, the reverse stock split will be effected as of the close of business on the effective date of the Amendment. Between the time of shareholder approval and the filing of the Amendment with the Maryland State Department of Assessments and Taxation, the Board of Directors may determine, as provided by Maryland law, to abandon the reverse stock split. The Board of Directors would take this action only if it determined that the reverse split was no longer in the best interest of the Fund's shareholders.

Q: What did the Board of Directors consider?

   At a meeting of the Board of Directors of the Company held on June 15, 2004, GEPAM proposed the reverse stock split as a means of increasing the per share value in the Fund. GEPAM explained that the Fund was designed to provide protection against declines in the value of the U.S. equity allocation of certain assets. However, in rising markets, such as have generally been experienced recently, the net asset value per share of the Fund tends to decline. GEPAM believes that the Fund's current low net asset value per share may confuse investors who may lose sight of the purpose of an investment in the Fund. As a result, in light of current market conditions and to prevent the Fund's net asset value from falling below $1.00, GEPAM is proposing a reverse stock split of one share for each 100 shares of the Fund currently issued and outstanding. GEPAM believes that such action would result in the net asset value per share of the Fund, using the Record Date as an example, increasing from $0.16 to approximately $16.00 after the reverse stock split is effected.

   Despite the anticipated benefits of the reverse stock split, there can be no assurance that any increased value can be maintained for any period of time after the reverse stock split.

Q: What will be the effect of the reverse stock split?

   If the reverse stock split is approved at the Meeting and becomes effective, shareholders will have their shares automatically converted (without any action on their part) into a number of shares equal to their present number of shares divided by 100. The reverse stock split will likely leave certain holders with fractional shares. The resulting fractional shares will have proportional rights to vote, receive dividends and liquidating distributions. The number of issued and outstanding shares of the Fund's common stock as of the Record Date would therefore be reduced from 141,186,165 to approximately 1,411,862 and the net asset value of the shares will be increased from $0.16 to approximately $16.00. The number of the Fund's common shares available for issuance will increase from 358,813,855 to approximately 498,588,138. The Amendment will reduce the resulting increase in the Fund's par value per share to its pre-reverse split level of $.001 par value per share. The reverse stock split will not affect any shareholder's proportionate equity interest in the Fund, or the rights, preferences or privileges of any of the Company's outstanding series of stock.

Q: What are the federal tax implications of the reverse stock split?

   The following is a summary of the material anticipated federal income tax consequences of the reverse stock split to shareholders of the Fund. This summary is based on the federal income tax laws now in effect and as currently interpreted and does not take into account possible changes in those laws or interpretations, including amendments to applicable statutes, regulations and proposed regulations or changes in judicial or administrative rulings, some of which may have a retroactive effect. This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the reverse stock split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to shareholders of the Fund in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws. The summary does not address any consequences of the reverse stock split under any state, local or foreign tax laws.

   No ruling from the Internal Revenue Service or opinion of counsel will be obtained regarding the federal income tax consequences to the shareholders of the Fund as a result of the reverse stock split. Accordingly, each shareholder is encouraged to consult his or her tax adviser regarding the specific tax consequences of the proposed transaction to such shareholder, including the application and effect of state, local and foreign income and other tax laws.

   However, the Fund believes that the reverse stock split would be a tax-free recapitalization to the Fund and its shareholders. If the reverse stock split qualifies as a recapitalization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended, a shareholder of the Fund who exchanges his shares solely for new shares should recognize no gain or loss for federal income tax purposes. A shareholder's aggregate tax basis in the new shares received from the Fund should be the same as the aggregate tax basis in the shares exchanged therefor. The holding period of the new shares should include the period during which the shares surrendered were held, provided that such surrendered shares were held as capital assets.

   The Board of Directors unanimously recommends that shareholders vote FOR the Amendment and reverse stock split described in Proposal 2.

                                  PROPOSAL 3

  APPROVAL OF AN AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT WITH GE
                        PRIVATE ASSET MANAGEMENT, INC.

Q: Why are shareholders being asked to approve an Amended and Restated
   Agreement?

   The Amended and Restated Agreement Investment Management Agreement, substantially in the form attached as Exhibit B (the "Amended Agreement"), differs from the current Investment Management Agreement between Fund and GEPAM in its treatment of the use of sub-advisers, as described below. However, because that change could be considered a material difference under the federal securities laws, approval by shareholders is required.

   GEPAM has proposed that the Amended Agreement contain language that makes it clear that GEPAM has the authority, subject to approval by the Board of Directors, to manage all aspects of the Fund's investments itself, without the use of a sub-adviser or sub-advisers. The Amended Agreement clarifies that GEPAM may manage the Fund with or, subject to approval by the Board of Directors, without a sub-adviser or sub-advisers. Additionally, as described in Proposal 4 below, the Amended Agreement reserves the flexibility for GEPAM to hire and manage sub-advisers, subject to approval by the Board of Directors.

Q: What effect will this change have on fees or costs?

   None. The fees and expenses payable by the Fund under the Amended Agreement will not change as a result of the proposed changes to the current agreement.

Q: What factors did the Board of Directors consider in recommending shareholder approval of the Amended Agreement?

   The Board of Directors held a meeting on June 15, 2004, and discussed the Amended Agreement and its possible effect on the Fund. In determining whether to approve the Amended Agreement, the Board of Directors considered the following.

   Upon the resignation of the Fund's sub-adviser or the termination of the sub-adviser by GEPAM and GEPAM's proposal to manage the Fund itself without the use of a sub-adviser or sub-advisers, GEPAM would seek approval by the Board of Directors to manage the Fund itself without a sub-adviser. Before voting such approval, the Board of Directors would review GEPAM's Form ADV filed with the SEC as well as other materials regarding GEPAM's personnel, operations, financial condition, research capabilities, investment philosophy, method of managing portfolios, quantitative models, contrarian hedging and other strategies, and investment results. The Board of Directors would also consider the appropriateness of the investment management fee payable under the Amended Agreement in connection with the Board's deliberations about the services to be provided by GEPAM in the absence of a sub-adviser.

   Additionally, in conjunction with Proposal 4, the Amended Agreement would clearly provide GEPAM with greater flexibility in managing sub-advisers.

   Considering these factors, the Board of Directors, including the Independent Directors, unanimously approved the Amended Agreement.

Additional Information about GEPAM and the Amended Agreement

   GEPAM is a wholly owned indirect subsidiary of Genworth Financial, Inc. ("Genworth"). Genworth, a majority owned subsidiary of General Electric Company, is a family of investment and insurance companies dedicated to helping financial advisors and consumers in the creation, preservation, and protection of personal wealth. Headquartered in Richmond, Virginia, Genworth operates in 17 countries.

   Prior to January 1, 2004, GE Financial Trust Company ("GEFTC"), which also is a wholly owned indirect subsidiary of Genworth, served as the Fund's investment manager. On January 1, 2004, the investment management agreement was transferred from GEFTC to GEPAM, and GEPAM currently serves as investment adviser to the Fund pursuant to an Investment Management Agreement dated January 1, 2004 (the "Current Agreement"). The Current Agreement was last approved by the Board of Directors on December 12, 2003. Shareholders approved the agreement with GEFTC on December 6, 2001. Shareholder approval of the Current Agreement was not required under applicable regulatory interpretations published by the Staff of the SEC.

   Except as discussed above and changes regarding the intellectual property rights of General Electric Company and a change to the provision relating to GEPAM's standard of care under the Amended Agreement, the Current Agreement and the Amended Agreement contain the same provisions. For its services as Manager to the Fund, the Fund pays GEPAM a fee computed daily and paid monthly at the annual rate equal to 1.20% of the average daily net assets of the Fund. For its services as sub-adviser to the Fund, GEPAM currently pays Credit Suisse Asset Management, LLC a fee computed daily and paid monthly at the annual rate equal to 0.85% of the average daily net assets of the Fund.

   The directors of GEPAM are Gurinder S. Ahluwalia, Michael J. Cosgrove, Robert T. Methven and Pamela S. Schutz. Information about Messrs. Ahluwalia and Cosgrove is provided under Proposal 1 above. Mr. Methven is CEO of Terra Securities Corporation, and Ms. Schutz is President, Retirement Income and Investments, Genworth Financial, Inc. The address of all the GEPAM directors is 15233 Ventura Blvd., Sherman Oakes, California 91403.

   The Board of Directors unanimously recommends that shareholders vote FOR Proposal 3 to approve an Amended and Restated Investment Management Agreement with GE Private Asset Management, Inc.

                                  PROPOSAL 4

     PROPOSAL TO PERMIT GEPAM TO HIRE AND TERMINATE SUBADVISERS OR MODIFY
              SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

Q: Why are shareholders being asked to vote on this Proposal?

   As discussed above in regards to Proposal 3, GEPAM is amending the current Investment Management Agreement to make it clear that the Agreement authorizes

GEPAM to manage all aspects of the Fund's investments itself. However, it is possible that GEPAM and the Board of Directors could in the future determine that it is in the best interests of the Fund to again use a sub-adviser or sub-advisers. Generally, the federal securities laws require a shareholder vote if GEPAM were to employ a sub-adviser other than current sub-adviser Credit Suisse Asset Management, LLC, or seek to again employ a sub-adviser for the Fund after managing the assets itself. However, if the Fund applies for, and subsequently receives, an exemptive order from the SEC (an "SEC Order"), then the Fund would not be required to submit proposed changes in the sub-adviser to shareholders, including initially hiring a new sub-adviser. The same would be true if the SEC adopts a new rule that it has proposed in this regard for mutual funds generally (the "SEC Rule"). Under either an SEC Order or the SEC Rule, adding or changing a sub-adviser would still be subject to approval of the Board of Directors, including the Independent Directors.

   GEPAM is seeking shareholder approval to permit GEPAM to enter into, terminate, or modify subadvisory agreements on behalf of the Fund with the sub-advisers without obtaining the prior approval of a majority of the Fund's shareholders, as is otherwise required by the 1940 Act, acting either pursuant to an SEC Order or the SEC Rule, as the case may be.

Q: What are the benefits to the Fund of using either an SEC Order or the SEC
   Rule?

   By not requiring shareholder approval in these matters, GEPAM would have greater flexibility in managing sub-advisers, and shareholders would save the considerable expenses involved in holding shareholder meetings and soliciting proxies.

Q: What are the safeguards if Fund shareholders approve this Proposal?

   Even if the Fund's shareholders approve this arrangement, any engagement or termination of a sub-adviser or any change in a subadvisory agreement will still require approval of the Board of Directors, including a separate vote by a majority of the Independent Directors. In order to approve new sub-advisers, the Board of Directors will analyze the factors it deems relevant, including the nature, quality and scope of services provided by sub-advisers to investment companies comparable to the Fund. The Board of Directors will review the ability of the sub-adviser to provide its services to the Fund, as well as its personnel, operation, financial condition or any other factor which would affect the provision of these services. The Board of Directors will examine the performance of the sub-adviser with respect to compliance and regulatory matters over the past fiscal year. The Board of Directors will review the sub-adviser's investment performance with respect to accounts deemed comparable. Finally, the Board of Directors will consider other factors deemed relevant to the sub-adviser's performance or as may be required by the SEC Order or SEC Rule, as applicable.

   The Board of Directors unanimously recommends that shareholders vote FOR Proposal 4 to permit GEPAM to hire and terminate sub-advisers or modify subadvisory agreements without shareholder approval.

                              GENERAL INFORMATION

A. Evaluation by the Board of Directors

   The Board of Directors met on June 15, 2004, to evaluate the above Proposals and their possible effects on the Fund.

   As described above under Proposals 1 and 2 , the Board of Directors carefully considered the merits of the nominees for Director and the advisability and benefits to shareholders of the proposed reverse stock split.

   Among the Board's considerations in deciding to approve Proposals 3 and 4 were the following:

  . The management fees charged to the Fund will not increase as a result of Amending and Restating the Investment Management Agreement;

  .  The investment objective of the Fund will remain the same;

  . The quality of the investment management and shareholder services provided to the Fund will not diminish as a result of GEPAM's providing all investment management services to the Fund without the use of a sub-adviser; and

  . GEPAM will absorb the costs of preparing and distributing the proxy materials as they related to Proposals 3 and 4.

   The Board of Directors was advised by its own independent legal counsel and considered all information that it determined was relevant to its deliberations. After careful consideration, the Board of Directors decided to unanimously approve the Proposals and authorized that all of the Proposals be submitted to shareholders for their approval. In approving the Proposals, the Directors determined, in their business judgment and in light of their fiduciary duties as Directors, that the Proposals would be beneficial to shareholders.

   The Board of Directors unanimously recommends that shareholders vote FOR all of the Proposals.

B. Other Matters to Come Before the Meeting

   The Company knows of no other matters that are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

C. Shareholder Proposals

   The Meeting is an annual meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular meetings of its shareholders, unless required to do so by applicable law or otherwise necessary. If an annual or special meeting is called in the future, any shareholder who wishes to submit a proposal for consideration at the meeting must deliver notice of the proposal to the Company at least 60 days before the meeting, or if less than 70 days notice is given by the Company to shareholders, any such notice by a shareholder to be timely must be received by the Company no later than the tenth day following the day on which notice of the meeting was given or public disclosure made.

D. Other Information

   GE Private Asset Management, Inc., located at 15233 Ventura Boulevard, Fifth Floor, Sherman Oaks, California 91403-2224, is the investment adviser to the Fund. Credit Suisse Asset Management, LLC, located at 466 Lexington Avenue, New York, New York 10017, currently is the sub-adviser to the Fund. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02101, is the custodian of the Fund. Smith Barney Fund Management, LLC, 125 Broad Street, New York, New York, 10048 is the administrator of the Fund. Capital Brokerage Corporation, located at 6620 West Broad Street, Richmond, Virginia 23230, is the distributor of the shares of the Fund. PFPC Global Fund Services, located at P.O. Box 9699, Providence, Rhode Island 02940, is the transfer agent for the shares of the Fund. Genworth is located at 6620 West Broad Street, Richmond, Virginia 23230. General Electric Company is located at 3135 Easton Turnpike, Fairfield, Connecticut 06431.

   You can find more information about Fund's investment policies in its Prospectus and Statement of Additional Information (SAI), which are available free of charge.

   To request a free copy of the Prospectus or SAI, call us at (800) 238-0810. You can review and copy further information about the Fund, including the Prospectus or SAI, at the Securities and Exchange Commission's (SEC's) Public Reference Room in Washington, D.C. To obtain information on the operation of the Public Reference Room please call (202) 942-8090. Reports and other information about the Fund are available at the SEC's Web site at www.sec.gov. You can also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C., 20549-6009 or by e-mailing the SEC at publicinfo@sec.gov.

   You can find further information about the Fund in its annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected the Fund's performance during its most recent fiscal period. To request a free copy of the most recent annual or semiannual report, please contact us at (800) 238-0810 or GE Contra Fund, 15233 Ventura Boulevard, Fifth Floor, Sherman Oaks, California 91403-2224.

    Please complete, sign and return this proxy promptly. No postage is required if mailed in the United States. You also may vote by Internet or by telephone following the instructions on the enclosed proxy card.

                                                                      EXHIBIT A

                           FORM OF CHARTER AMENDMENT

                    GE PRIVATE ASSET MANAGEMENT FUNDS, INC.
                             ARTICLES OF AMENDMENT

   FIRST: Immediately upon the acceptance of these Articles of Amendment for record (the "Effective Time") by the State Department of Assessments and Taxation of Maryland ("SDAT"), every 100 shares of GE Contra Fund, par value $.001 par share (the "Common Stock"), of the Corporation, which were issued and outstanding immediately prior to the Effective Time shall automatically and without any action on the part of the holder thereof be changed into one issued and outstanding share of Common Stock. Each of the combined outstanding shares of Common Stock shall have a par value of $.001.

   SECOND: The amendment to the charter of the Corporation as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

   THIRD: The undersigned President acknowledges these Articles of Amendment to be the corporate act of the Corporation as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

   IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by
its Secretary on this        day of           , 2004.

ATTEST: GE PRIVATE ASSET MANAGEMENT FUNDS, INC.


By:                                     By:
    ----------------------------------      ---------------------------------
               Secretary                               President

                                                                      EXHIBIT B

                    GE PRIVATE ASSET MANAGEMENT FUNDS, INC.
                                 on behalf of
                                GE Contra Fund
                        INVESTMENT MANAGEMENT AGREEMENT

          , 2004

GE Private Asset Management, Inc.
15233 Ventura Blvd., Fifth Floor
Sherman Oaks, CA 91403

Dear Sirs:

   GE Private Asset Management Funds, Inc. (the "Fund"), a corporation formed under the laws of the State of Maryland, confirms its agreement with GE Private Asset Management, Inc., (the "Manager") with respect to the Manager's serving as investment manager of the GE Contra Fund (the "Portfolio") as set forth below.

Section 1.  Investment Description: Appointment

   The Fund desires to employ the Portfolio's capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in the Fund's Charter dated August 20, 1998, as amended from time to time (the "Charter"), in the prospectus (the "Prospectus") and in the statement of additional information (the "Statement of Additional Information") filed with the Securities and Exchange Commission (the "SEC") as part of the Fund's Registration Statement on Form N-1A, as amended from time to time and in the manner and to the extent as may from time to time be approved in the manner set forth in the Charter. Copies of the Fund's Prospectus, the Statement of Additional Information and the Charter have been or will be submitted to the Manager. The Fund desires to employ and hereby appoints the Manager to act as the Portfolio's investment manager. The Manager accepts the appointment and agrees to furnish the services described in Section 2 of this Agreement for the compensation set forth in
Section 6 of this Agreement.

Section 2.  Services as Manager; Appointment of Sub-advisers

   Subject to the supervision and direction of the Board of Directors of the Fund, the Manager will:

      (a) act in conformity with the Fund's Articles of Incorporation, the Investment Company Act of 1940, as amended (the "Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act");

      (b) manage the Portfolio's assets in accordance with the Portfolio's investment objective and policies as stated in the Prospectus and Statement of Additional Information;

      (c) make investment decisions for the Portfolio;

      (d) place purchase and sale orders for securities on behalf of the Portfolio;

      (e) exercise voting rights in respect of portfolio securities and other investments for the Portfolio; and

      (f) monitor and evaluate the services provided by the Portfolio's investment sub-advisers(s) (the "Sub-adviser(s)"), if any, under the terms of the applicable investment sub-advisory agreement(s).

   In providing these services, the Manager will provide investment research and supervision of the Portfolio's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets. In addition, the Manager will furnish the Portfolio with whatever statistical information the Portfolio may reasonably request with respect to the securities that the Portfolio may hold or contemplate purchasing.

   Subject to the approval of the Directors of the Fund and, if required by law, the Portfolio's shareholders, the Manager may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Portfolio and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. Notwithstanding the foregoing, the Manager may in its sole discretion choose not to employ any sub-adviser(s), and may manage the Portfolio's assets itself. In the event that a Sub-adviser's engagement has been terminated, the Manager likewise may, in its sole discretion, arrange for a successor sub-adviser on terms and conditions acceptable to the Portfolio and the Fund's Board of Directors, or the Manager may manage the Portfolio's assets itself.

Section 3.  Brokerage

   In executing transactions for the Portfolio and selecting brokers or dealers, the Sub-adviser(s) will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Sub-adviser will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security or commodity interest, the price of the security or commodity interest, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Sub-adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-adviser or an affiliate exercises investment discretion.

Section 4.  Information Provided to the Fund

   The Manager will keep the Fund informed of developments materially affecting the Portfolio and the Manager will, on its own initiative, furnish the Fund from time to time whatever information the Manager believes is appropriate for this purpose.

Section 5.  Standard of Care

   The Manager shall exercise its best judgment in rendering the services provided by it under this Agreement. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Manager against any liability to the Portfolio or to holders of the Portfolio's shares of beneficial interest to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement. The federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in this Agreement will waive or limit any rights that Portfolio may have under those laws.

Section 6.  Compensation

   (a) In consideration of services rendered pursuant to this Agreement, the Portfolio will accrue daily and pay monthly a fee to the Manager at the annual rate of 1.20% of the average daily net assets of the Portfolio.

   (b) The fee for the period from the commencement of investment operations to the end of the month during which investment operations commence will be prorated according to the proportion that such period bears to the full monthly period, and will be payable that month. Upon any termination of the Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement.

   (c) For the purpose of determining fees payable to the Manager under this Agreement, the value of the Portfolio's net assets will be computed in the manner described in the Fund's current Prospectus and/or Statement of Additional Information.

Section 7.  Costs and Expenses

   The Manager will bear all expenses in connection with the performance of its services under this Agreement, including the payment of salaries of all officers and employees who are employed by it as well as the payment of the fees of the Sub-adviser(s). The Portfolio will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of the Manager or any of its affiliates; fees of any pricing service employed to value shares of the Portfolio; SEC fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; the Portfolio's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Portfolio's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and Statements of Additional Information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the Portfolio's shareholders and of the officers or Directors of the Fund; and any extraordinary expenses.

   The Portfolio will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Portfolio is a party and of indemnifying officers and Directors of the Fund with respect to such litigation and other expenses as determined by the Directors.

Section 8.  Services to Other Companies or Accounts

   The Fund understands that the Manager and the Sub-adviser(s) may act as investment advisers to fiduciary and other managed accounts, including other investment companies, and the Fund has no objection to the Manager and Sub-adviser(s) so acting, provided that whenever the Portfolio and one or more other accounts advised by the Manager or Sub-adviser(s) have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each account or company. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, the Fund understands and acknowledges that persons employed by the Manager to assist in the performance of the Manager's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of any kind or nature.

Section 9.  Term of Agreement

   (a) This agreement will become effective as of           , 2004 ("Effective
Date"), and shall continue for an initial term of two years from the Effective Date. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or (ii) a vote of a "majority" of the Portfolio's outstanding voting securities (as defined in the Act), provided that in either event the continuance is also approved by a majority of Directors who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

   (b) This Agreement is terminable, without penalty, on 60 days' written notice, by the Fund's Directors or by vote of holders of a majority of the Portfolio's outstanding voting securities, or upon 90 days' written notice, by the Manager.

   (c) This Agreement will terminate automatically in the event of its assignment (as defined in the Act or in rules adopted under the Act).

Section 10.  Miscellaneous

   (a) The Fund recognizes that directors, officers and employees of the Manager may from time to time serve as directors, trustees, officers and employees of corporations and business trusts (including other investment companies), and that such other corporations and trusts may include the name "GE" as part of their names, and that the Manager or its affiliates may enter into advisory or other agreements with such other corporations and trusts. The Fund agrees that, at the Manager's request, the Fund's license to use "GE" will terminate and that the Fund will take all necessary action to change the name of the Fund to a name that does not include "GE."

   (b) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Advisers Act or rules or orders of the SEC.

   (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

   (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

   (e) Nothing herein shall be construed as constituting the Manager as an agent of the Fund.

   (f) This Agreement may be executed in counterparts, with the same effect as if the signatures were upon the same instrument.

   If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                            Very truly yours,
                            GE Private Asset Management Funds, Inc.
                            on behalf of the
                            GE Contra Fund

                                              By:
                                                  ------------------------------
                                                  Name:
                                                  Title:

Accepted:
GE Private Asset Management, Inc.

By:
    --------------------------
    Name:
    Title:

                       GE PRIVATE ASSET MANAGEMENT FUNDS, INC.
                         Annual Meeting of Shareholders
                                 GE Contra Fund
                                 August 24, 2004

The undersigned shareholder of GE Contra Fund, the only series of stock of GE Private Asset Management Funds, Inc. (the "Company") hereby appoints Gurinder S. Ahluwalia and Regina M. Fink, and each of them, as proxies of the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company, to be held on August 24, 2004, at 10:00 a.m. local time, at 15233 Ventura Boulevard, Fifth Floor, Sherman Oaks, California 91403-2224, and at any adjournments and postponements thereof (the "Meeting"), to cast on behalf of the undersigned all votes the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                           -----------------------------------------------------
                           999 9999 9999 999
                           -----------------------------------------------------

                           When shares are registered jointly in the names of two or more persons, ALL must sign. Signature(s) must correspond exactly with the name(s) shown. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give your full title.

                                                                          , 2004
                           -----------------------------------------------------
                           Signature

                                                                          , 2004
                           -----------------------------------------------------
                           Signature of joint owner, if any

                           -----------------------------------------------------
                           Date                                        GEC_14421

The votes entitled to be cast will be cast as instructed below. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees as director and "for" each other proposals described in the Proxy Statement. Please sign, date and return this proxy promptly. You may vote only if you held shares in the Fund at the close of business on July 1, 2004. Your signature authorizes the proxies to vote in their discretion on such other business as may properly come before the Meeting, or any adjournments or postponements thereof, including, without limitation, all matters incident to the conduct of the Meeting.

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE GE CONTRA FUND.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:[Black Box]

Proposal 1:  Election of Directors:                                                 FOR                 WITHHOLD           FOR ALL
                                                                                    ALL                   ALL              EXCEPT
01     John A. Fibiger      02   Dwight M. Jaffee  03     Douglas A. Paul
To WITHHOLD your vote for any individual nominee, mark the "For All Except"
box and write the nominee's number on the line provided below.                      [ ]                   [ ]                [ ]

--------------------------------------------------------------------------------    FOR                 AGAINST            ABSTAIN

Proposal 2: Approval of an amendment to the Company's charter to effect a
100 for 1 reverse split of the Fund's common stock and the related adjustment     [ ]                   [ ]                [ ]
to the par value per share of the combined shares.

Proposal 3: Approval of an Amended and Restated Investment Management Agreement     [ ]                   [ ]                [ ]
with GE Private Asset Management, Inc., the current investment adviser to the
Fund.

Proposal 4: Approval of a proposal to permit GE Private Asset Management, Inc.,     [ ]                   [ ]                [ ]
to hire and terminate sub-advisers or modify subadvisory agreements without shareholder approval.

Please complete, sign, date and return this proxy promptly in the enclosed envelope. No postage is required if mailed in the United States. You may also vote by Internet at https://vote.proxy-direct.com (just follow the simple instructions once you have logged in) or by telephone by calling toll-free 1-866-241-6192.